T. Rowe Price International Funds, Inc.

T. Rowe Price International Bond Fund—Advisor Class

Supplement to prospectus dated May 1, 2005

This updates the International Bond Fund—Advisor Class` prospectus dated May 1, 2005. Table 1 on page 4 of the prospectus is amended as follows to include the average annual total returns for the fund`s new benchmark, the Lehman Brothers Global Aggregate ex-U.S. Dollar Bond Index:

Table 1  Average Annual Total Returns
	Periods ended December 31, 2004
	1 year	Since inception (3/31/00)
International Bond Fund—Advisor Class
Returns before taxes	11.24%	9.29%
Returns after taxes on distributions	8.82	7.97
Returns after taxes on distributions and sale of fund shares	7.27	7.23
J.P. Morgan Global Government Bond Broad Index, ex U.S.	12.73	9.99
Lehman Brothers Global Aggregate ex-U.S. Dollar Bond Indexa	12.55	9.62
Lipper International Income Funds Average	10.47	9.16

Returns are based on changes in principal value, reinvested dividends, and capital gain distributions, if any. Returns before taxes do not reflect effects of any income or capital gains taxes. Taxes are computed using the highest federal income tax rate. The after-tax returns reflect the rates applicable to ordinary and qualified dividends and capital gains effective in 2003. The returns do not reflect the impact of state and local taxes. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of fund shares assume the shares were sold at period-end and, therefore, are also adjusted for any capital gains or losses incurred by the shareholder. Market indexes do not include expenses, which are deducted from fund returns, or taxes.

aThe new benchmark is a broader index that reflects additional investments available to the fund.

J.P. Morgan Global Government Bond Broad Index, ex U.S. tracks government bonds in the U.S. and 12 international markets.

Lehman Brothers Global Aggregate ex-U.S. Dollar Bond Index tracks investment-grade government, corporate, agency, and mortgage-related bonds in markets outside the U.S.

The date of the above supplement is June 30, 2005.

E276-041 6/30/05